UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Cerberus Cyber Sentinel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 240

Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

(480) 389-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the Plan Amendment set forth under Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

The description of the Plan Amendment does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the form of the Plan, as amended, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the A&R Certificate set forth under Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

The description of the A&R Certificate does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the form of A&R Certificate, which is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2022, stockholders holding approximately 61.96% of our outstanding common stock executed a written consent (the “Written Consent”) in lieu of a special meeting of stockholders approving (a) an amended and restated certificate of incorporation to, among other things, (i) increase our authorized shares of common stock from 250,000,000 to 300,000,000 and (ii) authorize the issuance of 50,000,000 shares of preferred stock, par value $0.00001 per share (the “A&R Certificate”); and (b) an amendment to our 2019 Equity Incentive Plan (the “Plan”) to increase the maximum number of shares of common stock that may be issued under the Plan from 25,000,000 shares to 60,000,000 shares (the “Plan Amendment”). Pursuant to Rule 14c-2 of the Exchange Act of 1934, as amended, the A&R Certificate and the Plan Amendment may not become effective until at least 20 calendar days following the date on which an information statement informing stockholders of the Written Consent is first mailed to our stockholders of record.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
	Number	Exhibits

	3.3	Form of Amended and Restated Certificate of Incorporation of the Registrant

	10.3*	Form of 2019 Equity Incentive Plan, as amended

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

Date: July 1, 2022	By:	/s/ Debra L. Smith
Debra L. Smith
Chief Financial Officer